EXECUTION VERSION 4899-8569-1656.v5 LIMITED WAIVER NO. 1 to CREDIT AGREEMENT Dated as of December 19, 2024 This LIMITED WAIVER NO. 1 TO CREDIT AGREEMENT (this “Waiver”), is entered into as of December 19, 2024, by and among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (“Borrower”), the GUARANTORS party hereto, BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”). RECITALS A. Borrower, the Guarantors, the Administrative Agent and certain financial institutions and other persons from time to time party thereto (collectively, the “Lenders”), have entered into that certain Credit Agreement dated as of October 31, 2024 (as the same may be further amended, restated, supplemented or otherwise modified, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement). B. Borrower intends to acquire certain Engines set forth on Schedule 1 to this Waiver (the “Specified Engines”) that upon the acquisition thereof, will be Off-Lease, and Borrower wishes to include the Specified Engines in the Borrowing Base. C. Pursuant to subsection (II)(ii)(G) of the proviso of the definition of “Borrowing Base” set forth in Section 1.01 of the Credit Agreement, the aggregate contribution to the Borrowing Base of the Margin Values of Eligible Engines and Eligible Equipment (excluding Regional Engines, regional Airframes and Eligible Corporate Aircraft) which are Off-Lease shall not exceed 20% of the Borrowing Base (the “Off-Lease Concentration Limitation”). D. Borrower has informed the Administrative Agent and the Lenders that if the Specified Engines were included in the Borrowing Base, the Off-Lease Concentration Limitation would be exceeded and has requested that the Administrative Agent and the Required Lenders exclude the aggregate contribution to the Borrowing Base of the Margin Values of the Specified Engines solely for purposes of calculating whether the Off-Lease Concentration Limitation would be exceeded (the “Limited Waiver”). E. The Administrative Agent (in such capacity and on behalf of the Required Lenders acting with the consent of such Required Lenders) agrees, subject to the terms and conditions set forth below, to the Limited Waiver. NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree and covenant as follows: AGREEMENT 1. Limited Waiver. Subject to the terms and conditions set out herein, from the Effective Date (as defined below) until April 1, 2025, the Administrative Agent and the Required Lenders hereby grant the Limited Waiver. For the avoidance of doubt, after giving effect to the Limited Waiver, no other provision 2 4899-8569-1656.v5 of this Waiver is intended to (a) amend, limit or waive any other provision of the definition of “Borrowing Base” or any other eligibility condition contained in the Credit Agreement or (b) limit the inclusion in the Borrowing Base of the Net Book Value or Margin Value of any Specified Engine for any other purpose to the extent such Specified Engine and any Lease related thereto otherwise satisfies the conditions of the Credit Agreement for inclusion in the Borrowing Base. 2. Conditions. This Waiver shall become effective as of the date by which the Administrative Agent shall have received a counterpart of this Waiver, duly executed by the Borrower and the Administrative Agent (acting with the consent of the Required Lenders) (such date, the “Effective Date”). 3. Borrower’s Representations and Warranties. Borrower represents and warrants, for the benefit of the Lenders and the Administrative Agent, as follows: 3.1 Borrower has all requisite power and authority under applicable law and under its certificate of incorporation and bylaws to execute, deliver and perform this Waiver, and to perform the Loan Documents as waived hereby; 3.2 all actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for the Borrower to execute, deliver and perform this Waiver have been taken and/or received; 3.3 this Waiver constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with the terms hereof (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, whether enforcement is sought by proceedings in equity or at law); 3.4 the execution, delivery and performance of this Waiver will not (a) violate or contravene any material requirement of Applicable Law, (b) result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which the Borrower or any of its property may be bound; 3.5 the representations and warranties contained in the Credit Agreement are correct in all material respects on and as of the date of this Waiver, before and after giving effect to the same, as though made on and as of such date (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof); and 3.6 no Default has occurred and is continuing. 4. Reference to and Effect on the Credit Agreement and the Other Loan Documents. 4.1 Upon the effectiveness of this Waiver, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import, shall mean and be a reference to the Credit Agreement as waived hereby. 4.2 Except as specifically waived herein, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby reaffirmed, ratified and confirmed in all respects. 3 4899-8569-1656.v5 4.3 The execution, delivery and effectiveness of this Waiver is limited to the matters specified herein and shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document or constitute a modification, acceptance, or waiver of any other provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. 5. Payment of Expenses. Borrower shall pay the fees and expenses of the Administrative Agent in connection with this Waiver in accordance with Section 11.04 of the Credit Agreement. 6. Execution in Counterparts. This Waiver may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Waiver by electronic imagining means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Waiver. Subject to Section 11.18 of the Credit Agreement, this Waiver may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original and shall have the same legal effect, validity and enforceability as a paper record. 7. Governing Law; Severability. THIS WAIVER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS WAIVER AN THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. If any provision of this Waiver is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Waiver and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 8. No Impairment; No Novation. Except as specifically hereby waived, the Loan Documents shall each remain unaffected by this Waiver and all Loan Documents shall remain in full force and effect. 9. Integration. The Loan Documents, including this Waiver: (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Waiver and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Waiver shall prevail. 10. Loan Document. This Waiver shall constitute a Loan Document under and as defined in the Credit Agreement and shall be construed and administered in accordance with all of the terms and provisions of the Credit Agreement. [Signature Pages Follow] [SIGNATURE PAGE TO LIMITED WAIVER NO. 1 TO CREDIT AGREEMENT] 4899-8569-1656.v5 IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above. BORROWER: WILLIS LEASE FINANCE LEASE CORPORATION, a Delaware Corporation By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Executive Vice President

GUARANTORS:

WILLIS AERONAUTICAL SERVICES, INC.,
a Delaware corporation

By: /s/ Dean M. Poulakidas
Name: Dean M. Poulakidas
Title: Executive Vice President

COCONUT CREEK AVIATION ASSETS LLC,
a Delaware limited liability company

By: WILLIS LEASE FINANCE CORPORATION,
a Delaware corporation
Its sole manager

By: /s/ Dean M. Poulakidas
Name: Dean M. Poulakidas
Title: Executive Vice President

WILLIS LEASE MARINE LLC, a Cayman Islands limited liability company

By: WILLIS LEASE FINANCE CORPORATION,
a Delaware corporation
Its sole manager

By: /s/ Dean M. Poulakidas
Name: Dean M. Poulakidas
Title: Executive Vice President

WILLIS ASSET MANAGEMENT LIMITED,
an English private company limited by shares

By: /s/ Dean M. Poulakidas
Name: Dean M. Poulakidas
Title: Director

WILLIS AVIATION SERVICES LIMITED,
an English private company limited by shares

By: /s/ Dean M. Poulakidas
Name: Dean M. Poulakidas
Title: Director

[SIGNATURE PAGE TO LIMITED WAIVER NO. 1 TO CREDIT AGREEMENT]

4899-8569-1656.v5

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as the Administrative Agent and as acting with the consent of the Required Lenders

By: /s/ Rose Thomas
Name: Rose Thomas
Title: Assistant Vice President

[SIGNATURE PAGE TO LIMITED WAIVER NO. 1 TO CREDIT AGREEMENT]

4899-8569-1656.v5

SCHEDULE 1
SPECIFIED ENGINES

	ESN	Equipment Type
1	801545	PW 1133
2	800942	PW 1133
3	801635	PW 1133
4	801637	PW 1133
5	801638	PW 1133
6	801640	PW 1133
7	801641	PW 1133
8	801458	PW 1133
9	801644	PW 1133

4899-8569-1656.v5